EXHIBIT 10.1
                                  ------------


                              EMPLOYMENT AGREEMENT


          THIS AGREEMENT (the "Agreement") is dated as of October 1, 2000 between RF Technologies, Inc., also to be known as QuadraComm, Inc. (RFTI), a public Colorado corporation with its headquarters in Tampa, Florida, both hereinafter referred to as the "Company", and Robert W. Ellis ("Employee").

          WHEREAS, the Company is presently in the business of developing, marketing, and/or distributing a variety of RF application products and services for domestic and international telecommunications ; and

          WHEREAS, Employee desires to become employed by the Company as President and a Director for the Company and the Company desire to employ Employee in such capacities pursuant to the terms hereof; and

          WHEREAS, in such capacity, Employee has agreed to be responsible for all executive operations of the Company as more fully provided herein, all subject to the direction of the Board of Directors of the Company;

          NOW, THEREFORE, in consideration of the mutual promises and conditions contained herein, and other good and valuable consideration, the adequacy of which the parties hereby acknowledge, the parties hereto, intending to be legally bound, hereby agree as follows:

          1.     Employment of Employee. The Company hereby employs Employee,
                 ----------------------
and Employee hereby accepts employment, as President of the Company upon the terms and conditions of this Agreement.

          2.     Term of Agreement. This Agreement shall remain in force and
                 -----------------
effect for a four- year (4) period commencing on October 1, 2000 (the "Employment Date") and ending at the close of business on September 30, 2004 unless sooner terminated pursuant to paragraph 9 below (the "Initial Term"). At the end of the Initial Term, the Company may, in its sole discretion, extend the term of this Agreement for up to three additional successive one-year periods (each such one-year period referred to herein as a "Renewal Term") by providing written notice to the Employee at least ninety (90) days prior to the expiration of the Initial Term or of any Renewal Term, as applicable. (The Initial Term together with any Renewal Term(s) granted by the Company is sometimes collectively referred to herein as the "Term").



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          3.     Employee's Duties.  During the Term of this Agreement, Employee
                 -----------------
shall serve as President for the Company, and be responsible for the executive and general management of all of the activities of the Company. All activities, including, but not limited to the foregoing activities, shall be conducted by Employee under the direction of and subject to the control of the Company Board of Directors.

          4.     Loyalty  to  the  Company. Employee shall devote his full time,
                 -------------------------
attention and efforts to the business and affairs of the Company and to the performance of his duties and responsibilities during the Term hereof. Employee shall owe his full loyalty to the Company and shall not engage in any activity or enter into any transaction that would or might constitute a conflict of interest, or the appearance thereof, with the duties and loyalties owed by him to the Company. Without limiting the foregoing, Employee agrees that during the Term of this Agreement, Employee will not engage in any business activity other than those duties described in this Agreement, whether or not such business is pursued for gain or profit, or other pecuniary advantage. However, it is understood by the Parties that Employee is currently assisting existing prepaid cellular participants in creating technology and business solutions which benefit those clients and will likely benefit the Company in some measurable manner in the near future. Such assistance is acceptable within the terms of this Agreement as long as it is performed on a non-interference basis with Company business and does not negatively impact the Company's position, and ability to compete, in the prepaid cellular marketplace. In addition, Employee may invest his assets in such form or manner as will not require his services in the operation of the affairs of the companies in which such investments are made, provided that such investments are not wholly or in part based upon confidential information obtained in his employment with the Company. If any such investment is contemplated to be made with a competitor of the Company, the specific nature and amount of the investment shall be disclosed to the Company in writing prior to such investment and such investment may not be made without the prior approval in writing of the Board of Directors of the Company. It is also acceptable for Employee to serve on the Board of Directors or as Trustee to outside companies as long as there is no competitive conflict of interest in the association.

          5.     Salary.
                 ------

               (a)     Base  Salary.  In consideration of the performance by the
                       ------------
Employee of the duties and obligations contained in this Agreement, the Company shall pay Employee an initial gross salary of $12,000 per month, payable in accordance with the normal payroll practices of the Company. Any amounts shall be prorated for periods less than a month. Salary payments shall be subject to withholding and other applicable taxes and deductions. The aforementioned initial salary will be subject to review by the Company, which may decide, in their sole discretion, to raise such salary. Such review shall occur at least annually, on or about each Employment Date anniversary.

          6.     Bonus  Eligibility
                 ------------------

               (a)     Signing  Bonus.  Employee shall receive 275,000 shares of
                       --------------
Rule 144 restricted Common Stock of Company upon the signing of this employment contract.

               (b)     Stock  Options.  In addition to the base salary described
                       --------------
in paragraph 5 above, Employee shall be eligible to receive options to purchase common stock of the Company at least annually based upon an Executive Management Stock Option Program to be developed and approved by


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Employee        Company


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Company  Management and the Board of Directors at their earliest convenience. It is anticipated that such Program will remain in force during the period of employment of Employee, and shall be based upon the individual job performance of Employee and upon the financial performance of the consolidated Company. Earned options shall fully vest upon the date of each individual grant and shall expire, if not exercised, with five (5) years of the date of the grant.


               (c)     Additional  Bonus.  The  Employee  may be eligible for an
                       ------------------
additional Performance bonus under an Executive Compensation Program to be developed and approved by Management and the Board of Directors at their earliest convenience. The calculation of earned bonus will likely be based upon the Company's financial performance against certain performance criteria to be determined during the structuring of the Program. The threshold for enacting the bonus pool for a specific period shall be Company attainment of eighty percent (80%) or more performance against the applicable goals generated and approved. Said goals and objectives will be officially revised for bonus calculation purposes, as required by changes in business events and forecasts, only as approved by the Board of Directors of the Company.

Each earned bonus will be calculated from the following sliding scale:

     Level of Company goal performance          80%     100%   120%

     Payout % of Employee's annual salary       20%      30%    40%

If goals are achieved, and a bonus is earned for a period, Employee shall have the option of receiving the bonus in cash or in Common Stock in the Company. If stock is chosen, the number of shares to be issued will be calculated using a formula to be developed during the program creation.


          7.     Benefits.  Employee  shall  be  entitled  to  receive  benefits
                 --------
made available to other Executive Officers within the Company consistent with the policies and practices of the Company effected from time to time. These benefits are anticipated to include health, dental, and vision insurance benefits, term life insurance at annual salary multiples to be determined, short and long-term disability, one month annual vacation, holiday pay consistent with Company standard practices, and an Executive Deferred Compensation Program to be developed. The Company will fund and maintain a Directors and Officers Liability Indemnity Insurance policy to adequately protect Employee from inappropriate liability and expense incurred through legal actions precipitated during normal course of conducting Company business. The Company will provide Employee with a leased vehicle of Employee's choice, or a vehicle allowance if preferred by Employee, but said vehicle must be appropriate for executive business use, and must carry a monthly lease rate/allowance rate not to exceed $600.00 per month. If Employee chooses the lease option, the Company will maintain insurance coverage at standard Company values, and will provide coverage for normal maintenance and operating expenses.


          8.     Business  Expenses.  Employee  may incur expenses in connection
                 ------------------
with the performance of his duties as President or Director for the Company, including expenses for business travel, meals, lodging, customer entertainment and similar items. The Company will reimburse Employee for all such customary, reasonable and necessary expenses upon Employee's periodic presentation of an


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itemized  and documented account of such expenditures and in accordance with the
Company's expense reimbursement policies for Travel and Entertainment, which are in effect al the time the expense is incurred.

          9.     Termination.
                 -----------

               (a)     Termination  by  the  Company.
                       -----------------------------

                    i.     For  Cause.  The Company may terminate the Employee's
                           ----------
employment with the Company at any time for "cause," which termination shall be effective immediately upon written notice to Employee. The Company shall pay base salary through the date of termination and have no further obligations to Employee as of the date of termination. For purposes of this Agreement, "cause" is defined to mean such act, omission or course of conduct which the Companies determine is (1) a willful violation of any of the provisions of this Agreement;
             ---
(2)  willful  misconduct  which  is  demonstrably  injurious  to  the  Company,
---
monetarily  or  otherwise;  (3) the commission of a felony involving the Company
                            ---
and/or its business and suggesting moral turpitude on the part of the Employee, whether or not the Employee ultimately is indicted, arraigned or convicted; (4)
                                                                             ---
improper or unethical business activity, including, but not limited to, the Employee's fraud, misappropriation, embezzlement, dishonesty, unlawful harassment, or gross negligence, (5) lack of sufficient effort or willful
                                     ---
neglect  in  the  performance  of  his  duties; or (6)  inability to perform the
                                                   ---
essential functions of the job, even with reasonable accommodation by the Company, due to disability of thirty days or more.

                    ii.     Without  Cause.  The  Company  may  terminate  the
                            --------------
Employee's employment with the Company without cause, effective upon thirty(30) days written notice to Employee. Employee shall be entitled to (a) continuation of compensation as provided in Paragraph 5,6 & 7 through the original term of Employment Agreement. In such event, Employee, if requested by the Company, shall continue to render his services and shall be paid his regular salary and receive his normal benefits up to the effective date of termination. All stock options in Employment Agreement shall be considered vested at the time of actual termination.

               (b)     Termination  by  Employee.  Employee  may  terminate  his
                       -------------------------
employment under this Agreement at any time upon thirty(30) days notice to the Company. In such event, Employee, if requested by the Company, shall continue to render his services and shall be paid his regular salary and receive his normal benefits only up to the effective date of termination. The Company's personnel obligations to the Employee shall cease as of the effective date of termination.

               (c)     Termination  Upon  Death.  This Agreement shall terminate
                       ------------------------
automatically upon the death of Employee during the Term hereof, and all salary payments shall immediately cease upon death.

          10.     Restrictive  Covenants.
                  ----------------------

               (a)     Covenant  Not  To Compete.  Employee acknowledges that as
                       -------------------------
President, Employee shall be engaged, without limitation, in performing the other duties set forth in Paragraph 3 herein. Employee also acknowledges that the Company and its affiliates are currently engaged in domestic and international telecommunication products and services. Employee agrees that, during the term of his employment and for a period of one year after the expiration or termination of his employment with the Company, whether such termination is voluntary or involuntary, with or without cause, he shall not, either directly or indirectly, for himself or through, on behalf of, or in conjunction with any other


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person or legal entity, perform the same services for any other business engaged in  providing  directly  competitive  services.

               (b)     Non-Interference  with  Employees.  During  the  term  of
                       ---------------------------------
Employee's employment and for a period of one year after the expiration or termination of his employment with the Company, whether such termination is voluntary or involuntary, with or without cause, Employee will not, directly or indirectly, on his own behalf or on behalf of or in conjunction with any person or legal entity other than the Company, recruit, solicit, or induce or attempt to recruit, solicit or induce any employee of the Company to become employed by or to be engaged in a business engaged in providing the Services.

               (c)     Non-Solicitation  Covenant.  Employee  agrees that during
                       --------------------------
the term of his employment and for a period of one year after the expiration or termination of his employment by the Company, whether such termination is voluntary or involuntary, with or without cause, Employee will not, directly or indirectly, on his own behalf or on behalf of or in conjunction with any person or entity other than the Company, actively solicit the business or patronage of any of the clients, customers or accounts of the Company served by Employee during the term of this Agreement.

               (d)     Non-Disclosure  Covenants.  Employee acknowledges that as
                       -------------------------
an integral part of the Company's business, the Company has developed, and will develop, at a considerable investment of time and expense, plans, procedures, methods of operation, methods of production, financial data, lists of actual and potential customers, suppliers, marketing strategies, plans for development and expansion, customer and supplier data, and other confidential and sensitive information, and Employee acknowledges that the Company has legitimate business interest in protecting the confidentiality of such information. Employee acknowledges that as President for the Company, he will be entrusted with such information. Employee, therefore, acknowledges a continuing responsibility with respect to the protection of the information and agrees:

                    i. "Trade Secrets" shall be defined as information, without regard to form, belonging to the Company or licensed by it including, but not limited to, technical or nontechnical data, formulae, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans, or lists of actual or potential customers of suppliers which is not commonly known by or available to the public and which information: (a) derive economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons or entities who can obtain economic value from their disclosure or use; and (b) are the subject of efforts that are reasonable under the circumstances to maintain their secrecy.

                    ii. "Confidential Information" shall be defined, as any information belonging to the Company or licensed by it other than Trade Secrets with is material to the Company and not generally known by the public.

                    iii. Employee will treat as confidential and will not, without the prior written approval of the Company, use (other than in the performance of his duties of employment with the Company), publish, disclose, copyright or authorize anyone else to use, publish, disclose or copyright, either during the term of Employee's employment or at any time subsequent thereto, any


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information which constitutes Trade Secrets of the Company whether or not the
Trade Secrets are in written or tangible form.

                    iv. Employee will treat as confidential and will not, without the prior written approval of the Company, use (other than in the performance of his duties of employment with the Company), publish disclose, copyright or authorize anyone else to use, publish, disclose or copyright, any Confidential Information either during the term of his employment or for one year after termination of employment, whether voluntary or involuntary, with or without cause, and whether or not the Confidential Information is in written or other tangible form.

                    v. All records, notes, files, drawings, documents, plans and like items, and all copies thereof, relating to or containing or disclosing Confidential Information or Trade Secrets of the Companies which be made or kept by Employee or which are disclosed to or come into the possession of Employee, shall be and remain the sole and exclusive property of the Company. Upon termination of employment, Employee agrees to deliver to the Company or its designee, the originals and all copies of any of the foregoing.

          11.     Proprietary  Rights  In  Developments.  In  the  course  of
                  -------------------------------------
rendering his services to the Company, Employee may conceive, create or develop or invent ideas, concepts, methods of operation, processes, programs or other matter or material, whether or not constituting an advance to, or an improvement of, or pertaining to existing Company proprietary matter (all of which are hereinafter referred to as "Developments"). All Developments shall constitute Confidential Information (and may constitute Trade Secrets) and shall be subject to all of the restrictions imposed on Employee pursuant to this Agreement. In addition, all Developments and all rights therein throughout the world constitute works made for hire and in all circumstances shall be and remain the sole and exclusive property of the Company whether or not protectible under any laws now known or hereafter applicable, including but not limited to patent, copyright, trademark or trade secret laws.

               (a)     Assignment  by  Employee  of  All Rights in Developments.
                       --------------------------------------------------------
Employee hereby assigns to the Company all rights throughout the world, however, denominated (whether under patent, copyright, trademark, trade secret or like or different laws), in all media now known or hereafter recognized, in and to each such Development. This assignment is not intended to derogate any rights the Company has as an author of a work made for hire. In order to fully effectuate these provisions, Employee hereby represents and warrants, that, with respect to each such Development: (i) to the extent of Employee's contribution, all such matter is original and does not and will not infringe or violate the rights of any other person or entity; and (ii) that neither Employee nor anyone on his behalf have granted or will grant or purport to grant to any other person or entity any rights, in whole or in part, in and to such Developments.

               (b)     Cooperation.  Employee  shall,  during  and  after
                       -----------
termination of Employee's employment, cooperate with the Company in the prosecution or defense of any claims, litigation, or other proceedings involving the Developments and provide such information and execute such documents as the Company may reasonably request to confirm, implement or enforce its rights in such Developments. The Company shall be responsible for the expenses associated with the filing of any patent, copyright, trademark or like applications.


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          12.     Remedies  for  Breach.  In  the  event of Employee's actual or
                  ---------------------
threatened breach of the provisions of Paragraphs 10 or 11, the Company, in addition to all other rights, shall be entitled to an injunction-restraining Employee therefrom. Nothing herein shall e construed as prohibiting the Company form pursuing any other available remedy for such breach or threatened breach, including the recovery of damages from Employee. This provision shall remain in full force and effect in the event Employee should claim that the Company violated any of the terms of this Agreement. In such event, Employee agrees to pursue such claim against the Company independently of his covenants set forth in such Paragraphs.

          13.     Governing  Law.  This  Agreement  shall  be  construed  under,
                  --------------
governed by, and enforced in accordance with, the laws of the State of Florida, not including its conflicts of law principles.

          14.     Right  of  Offset.  In  the event Employee violates any of the
                  -----------------
terms or conditions of this Agreement, the Company shall have the right, in addition to, and not in lieu of all other rights at law or in equity, to offset the amount of any damages caused by such breach or violation against any sums due or to become due to Employee under the terms of this Agreement.

          15.     Notice.  Any notice required or desired to be given under this
                  ------
Agreement shall be deemed given in writing and hand-delivered or sent by Certified mail to his address shown herein below in the case of Employee, or to its principal office in the case of the Company.

          16.     No  Waiver  by Company.  The waiver by the Company of a breach
                  ----------------------
of any provision of this Agreement by Employee shall not operate or be construed as a waiver of any subsequent breach by Employee. No waiver shall be valid unless in writing and signed by an authorized Officer of the Company.

          17.     Assignment.  Employee  acknowledges  that  the  services to be
                  ----------
rendered by him are unique and personal. Accordingly, Employee may not assign any of his rights or delegate any of his duties or obligations under this Agreement. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company.

          18.     Severability.  Should  any  part  of  this  Agreement, for any
                  ------------
reason, be declared invalid by an arbitrator or a court of competent jurisdiction, such decision or determination shall not affect the validity of any remaining portion, and such remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion eliminated; provided, that in the event of declaration of invalidity , the provision declared invalid shall not be invalidated in its entirety, but shall be observed and performed by the parties to the extent such provision is valid and enforceable.

          19.     Complete  Agreement.  This  Agreement  shall  constitute  the
                  -------------------
entire agreement between the parties hereto and shall supersede all previous negotiations, commitments and writings with respect to Employee's employment. Any subsequent alteration or modification to this Agreement must be made in writing and signed by both parties.

     EMPLOYEE ACKNOWLEDGES THAT HE HAS HAD THE OPPORTUNITY TO CONSULT WITH AN ATTORNEY OR ANY OTHER INDIVIDUAL FROM WHOM HE


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WISHED  TO  OBTAIN ADVICE CONCERNING THIS AGREEMENT. EMPLOYEE STATES THAT HE HAS
CAREFULLY READ THE WITHIN AND FOREGOING "EMPLOYMENT AGREEMENT" AND KNOWS AND UNDERSTANDS THE CONTENTS THEREOF AND THAT HE IS EXECUTING THE SAME AS HIS OWN FREE ACT AND DEED.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


COMPANY:                               EMPLOYEE:

By:   /s/ Ron Lambrecht                ROBERT W. ELLIS
----------------------------

Name:  Ron Lambrecht
----------------------------
Its:   Tres.                           /s/  Robert W. Ellis
----------------------------           -------------------------
       QuadraComm.

Date:  10-6-00                         Date:   10-1-00
----------------------------           -------------------------




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